SUB-ITEM 77Q1(A)

                                AMENDMENT NO. 15
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

     This Amendment No. 15 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the parties desire to amend the Agreement to change the name of AIM V.I. PowerShares ETF Allocation Fund to AIM V.I. Global Multi-Asset Fund;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 10, 2010.


                                        By: /s/ John M. Zerr
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                   "SCHEDULE A

                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                      CLASSES OF EACH PORTFOLIO
---------                                                      -------------------------
AIM V.I. Basic Balanced Fund                                       Series I shares
                                                                   Series II shares
AIM V.I. Basic Value Fund                                          Series I shares
                                                                   Series II shares
AIM V.I. Capital Appreciation Fund                                 Series I shares
                                                                   Series II shares
AIM V.I. Capital Development Fund                                  Series I shares
                                                                   Series II shares
AIM V.I. Core Equity Fund                                          Series I shares
                                                                   Series II shares
AIM V.I. Diversified Income Fund                                   Series I shares
                                                                   Series II shares
AIM V.I. Dynamics Fund                                             Series I shares
                                                                   Series II shares
AIM V.I. Financial Services Fund                                   Series I shares
                                                                   Series II shares
AIM V.I. Global Health Care Fund                                   Series I shares
                                                                   Series II shares
AIM V.I. Global Multi-Asset Fund                                   Series I shares
                                                                   Series II shares
AIM V.I. Global Real Estate Fund                                   Series I shares
                                                                   Series II shares
AIM V.I. Government Securities Fund                                Series I shares
                                                                   Series II shares
AIM V.I. High Yield Fund                                           Series I shares
                                                                   Series II shares
AIM V.I. International Growth Fund                                 Series I shares
                                                                   Series II shares
AIM V.I. Large Cap Growth Fund                                     Series I shares
                                                                   Series II shares
AIM V.I. Leisure Fund                                              Series I shares
                                                                   Series II shares

AIM V.I. Mid Cap Core Equity Fund                                  Series I shares
                                                                   Series II shares
AIM V.I. Money Market Fund                                         Series I shares
                                                                   Series II shares
AIM V.I. Small Cap Equity Fund                                     Series I shares
                                                                   Series II shares
AIM V.I. Technology Fund                                           Series I shares
                                                                   Series II shares
AIM V.I. Utilities Fund                                            Series I shares
                                                                   Series II shares
Invesco V.I. Dividend Growth Fund                                  Series I shares
                                                                   Series II shares
Invesco V.I. Global Dividend Growth Fund                           Series I shares
                                                                   Series II shares
Invesco V.I. High Yield Fund                                       Series I shares
                                                                   Series II shares
Invesco V.I. Income Builder Fund                                   Series I shares
                                                                   Series II shares
Invesco V.I. S&P 500 Index Fund                                    Series I shares
                                                                   Series II shares
Invesco V.I. Select Dimensions Balanced Fund                       Series I shares
                                                                   Series II shares
Invesco V.I. Select Dimensions Dividend Growth Fund                Series I shares
                                                                   Series II shares
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund       Series I shares
                                                                   Series II shares
Van Kampen V.I. Capital Growth Fund                                Series I shares
                                                                   Series II shares
Van Kampen V.I. Comstock Fund                                      Series I shares
                                                                   Series II shares
Van Kampen V.I. Equity and Income Fund                             Series I shares
                                                                   Series II shares
Van Kampen V.I. Global Tactical Asset Allocation Fund              Series I shares
                                                                   Series II shares
Van Kampen V.I. Global Value Equity Fund                           Series I shares
                                                                   Series II shares

Van Kampen V.I. Government Fund                                    Series I shares
                                                                   Series II shares
Van Kampen V.I. Growth and Income Fund                             Series I shares
                                                                   Series II shares
Van Kampen V.I. High Yield Fund                                    Series I shares
                                                                   Series II shares
Van Kampen V.I. International Growth Equity Fund                   Series I shares
                                                                   Series II shares
Van Kampen V.I. Mid Cap Growth Fund                                Series I shares
                                                                   Series II shares
Van Kampen V.I. Mid Cap Value Fund                                 Series I shares
                                                                   Series II shares
Van Kampen V.I. Value Fund                                         Series I shares
                                                                   Series II shares"